UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 19, 2015
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American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)

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Maryland (American Assets Trust, Inc.) Maryland (American Assets Trust, L.P.)	001-35030 (American Assets Trust, Inc.) 333-202342-01 (American Assets Trust, L.P.)	27-3338708 (American Assets Trust, Inc.) 27-3338894 (American Assets Trust, L.P.)
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)		92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 19, 2015, Patrick Kinney tendered his resignation as Senior Vice President, Real Estate Operations of American Assets Trust, Inc. (the “REIT”) and American Assets Trust, L.P. (together with the REIT, the “Company”) to pursue other business opportunities. Mr. Kinney will be leaving his employment with Company on or prior to April 3, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc. By: /s/ Adam Wyll Adam Wyll Senior Vice President, General Counsel and Secretary

American Assets Trust, L.P., By: American Assets Trust, Inc., its General Partner By: /s/ Adam Wyll Adam Wyll Senior Vice President, General Counsel and Secretary
March 19, 2015